Rule 497(e)

File Nos. 333-72042 and 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 – PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - PremierInnovationsSM
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - PremierInnovationsSM (Series II)

Supplement dated July 14, 2022 to your Prospectus

FUND NAME CHANGE

Effective immediately, the following name change will be made to your Prospectus:

Current Name	New Name
Royce Total Return Fund	Royce Small-Cap Total Return Fund

As a result of this change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.